Exhibit 99.3

 August 3, 2016  Second Quarter 2016 Financial Summary

 This presentation, other written or oral communications and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "anticipate," "continue," or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financings; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial business; our ability to grow our residential mortgage credit business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights and ownership of a servicer; any potential business disruption following the acquisition of Hatteras Financial Corp.; our ability to consummate any contemplated investment opportunities; changes in government regulations affecting our business; our ability to maintain our qualification as a REIT; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.Non-GAAP Financial MeasuresThis presentation includes certain non-GAAP financial measures. The non-GAAP financial measures should not be viewed in isolation and are not a substitute for financial measures computed in accordance with GAAP. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures.    Safe Harbor Notice

2Q 2016 Financial Snapshot

Unaudited, dollars in thousands except per share amounts

	For the quarters ended June 30, 2016	March 31, 2016
Income Statement		
GAAP net income per common share	($0.32)	($0.96)
Annualized return on average equity	(9.60%)	(29.47%)
Core earnings [(1)] per common share	$0.29	$0.30
Annualized core return on average equity	9.73%	9.91%
Balance Sheet		
Common stock book value per share	$11.50	$11.61
Leverage at period end [(2)]	5.3x	5.3x
Economic leverage at period end [(3)]	6.1x	6.2x
Capital ratio [(4)]	13.2%	13.2%
Portfolio		
Agency mortgage-backed securities and debentures	$64,862,992	$65,596,859
Residential credit portfolio [(5)]	$1,717,870	1,658,674
Commercial real estate investments [(6)]	$6,168,723	6,385,579
Corporate debt	$669,612	639,481
Total Residential Investment Securities and commercial investment portfolio	$73,419,197	$74,280,593
Net interest margin	1.15%	0.79%
Core net interest margin [(7)]	1.54%	1.54%
Average yield on interest earning assets	2.48%	2.09%
Core average yield on interest earning assets [(8)]	2.95%	3.00%
Net interest spread	0.80%	0.36%
Core net interest spread	1.27%	1.27%
Other Information		
Annualized operating expenses as a % of average assets [(9)]	0.24%	0.25%
Annualized operating expenses as a % of average equity [(9)]	1.62%	1.63%
Expense ratio [(9)(10)]	14.3%	14.1%

Note: The endnotes for this page appear in the section entitled "Endnotes for Page 2" in the Appendix. Core earnings, core earnings per common share, annualized core return on average equity, core average yield on interest earning assets, core net interest margin and core net interest spread represent non-GAAP measures. This presentation also includes additional non-GAAP measures, including core interest income, economic interest expense and economic core net interest income. See the section entitled "Non-GAAP Reconciliations" in the Appendix for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

2

 Last Five Quarters Financial Performance    Unaudited  Core Earnings Per Average Common Share  Annualized Core Return on Average Equity  Core Average Yield on Interest Earning Assets  Capital Ratio

Last Five Quarters Summary Data

Unaudited, dollars in thousands

	For the quarters ended				
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Portfolio-Related Data:					
Agency mortgage-backed securities and debentures	$64,862,992	$65,596,859	$65,870,262	$66,219,755	$68,035,132
Residential credit portfolio	$1,717,870	$1,658,674	$1,363,232	$820,764	$214,130
Commercial real estate investments (1)	$6,168,723	$6,385,579	$5,075,191	$4,976,251	$4,362,579
Corporate debt	$669,612	$639,481	$488,508	$424,974	$311,640
Total Residential Investment Securities and commercial investment portfolio	$73,419,197	$74,280,593	$72,797,193	$72,441,744	$72,923,481
Total assets	$77,716,470	$77,443,965	$75,190,893	$75,338,687	$75,545,680
Average TBA position	$14,592,236	$15,110,947	$14,366,749	$14,210,373	$14,624,862
Agency mortgage-backed securities and debentures:					
% Fixed-rate	92%	93%	93%	93%	94%
% Adjustable-rate	8%	7%	7%	7%	6%
Weighted average experienced CPR, for the period	12.7%	8.8%	9.7%	11.5%	12.1%
Weighted average projected long-term CPR, as of period end	13.0%	11.8%	8.8%	9.2%	7.7%
Net premium and discount balance in Residential Investment Securities	$4,626,548	$4,741,900	$4,951,252	$4,827,791	$4,822,332
Net premium and discount balance as % of stockholders' equity	40.05%	40.71%	41.62%	39.32%	38.30%

(1) Includes consolidated variable interest entities ("VIEs") and loans held for sale.

4

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Liabilities, Capital and Hedging Data:					
Repurchase agreements	$53,868,385	$54,448,141	$56,230,860	$56,449,364	$57,459,552
Other secured financing	$3,588,326	$3,588,326	$1,845,048	$359,970	$203,200
Securitized debt of consolidated VIEs	$3,748,289	$3,802,682	$2,540,711	$2,553,398	$2,610,974
Participation sold	$13,079	$13,182	$13,286	$13,389	$13,490
Mortgages payable	$327,643	$334,765	$334,707	$166,697	$146,359
Total debt	$61,545,722	$62,187,096	$60,964,612	$59,542,818	$60,433,575
Total liabilities	$66,154,597	$65,785,958	$63,284,971	$63,054,354	$62,950,875
Cumulative redeemable preferred stock	$913,059	$913,059	$913,059	$913,059	$913,059
Common equity(1)	$10,640,156	$10,735,393	$10,982,915	$11,365,769	$11,676,940
Total Annaly stockholders' equity	$11,553,215	$11,648,452	$11,895,974	$12,278,828	$12,589,999
Non-controlling interests	$8,658	$9,555	$9,948	$5,505	$4,806
Total equity	$11,561,873	$11,658,007	$11,905,922	$12,284,333	$12,594,805
Weighted average days to maturity of repurchase agreements	129	136	151	147	149
Weighted average rate on repurchase agreements, at period end	1.02%	0.99%	0.90%	0.78%	0.76%
Weighted average rate on repurchase agreements, average during period	1.00%	0.95%	0.78%	0.73%	0.67%
Leverage, at period end	5.3x	5.3x	5.1x	4.8x	4.8x
Economic leverage, at period end	6.1x	6.2x	6.0x	5.8x	5.6x
Capital ratio	13.2%	13.2%	13.7%	14.0%	14.6%
Common stock book value per share	$11.50	$11.61	$11.73	$11.99	$12.32
Total common stock shares outstanding	924,930	924,853	935,930	947,826	947,768
Interest rate swaps:					
Hedge ratio(2)	49%	51%	55%	57%	53%
Weighted average pay rate on interest rate swaps(3)	2.28%	2.26%	2.26%	2.26%	2.29%
Weighted average receive rate on interest rate swaps(3)	0.74%	0.69%	0.53%	0.42%	0.40%
Weighted average net rate on interest rate swaps	1.54%	1.57%	1.73%	1.84%	1.89%

(1) Consists of common stock, additional paid in capital, accumulated other comprehensive income (loss) and accumulated deficit.
(2) Measures total notional balances of interest rate swaps, interest rate swaptions and futures relative to repurchase agreements and TBA notional outstanding.
(3) Excludes forward starting swaps; weighted average fixed rate on forward starting pay fixed swaps was 1.44%, 2.04% and 1.77% as of December 31, 2015, September 30, 2015 and June 30, 2015, respectively; weighted average fixed rate on forward starting receive fixed swaps was 1.38% as of June 30, 2016. There were no forward starting swaps as of March 31, 2016.

5

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Performance-Related Data:					
Total interest income	$457,118	$388,143	$576,580	$450,726	$624,277
Total interest expense	$152,755	$147,447	$118,807	$110,297	$113,072
Net interest income	$304,363	$240,696	$457,773	$340,429	$511,205
Total core interest income [1]	$542,701	$556,551	$558,508	$533,862	$544,695
Total economic interest expense [2]	$261,056	$270,571	$254,074	$248,041	$252,845
Economic core net interest income [1][2]	$281,645	$285,980	$304,434	$285,821	$291,850
GAAP Net income (loss)	($278,497)	($868,080)	$669,666	($627,491)	$900,071
GAAP Net income (loss) available (related) to common shareholders	($296,104)	($885,910)	$652,047	($645,286)	$882,228
GAAP Earnings per common share	($0.32)	($0.96)	$0.69	($0.68)	$0.93
Core earnings [1]	$282,176	$291,757	$311,133	$300,737	$331,473
Core earnings available to common shareholders [1]	$264,184	$273,765	$293,141	$282,745	$313,481
Core earnings per average common share [1]	$0.29	$0.30	$0.31	$0.30	$0.33
Dividends declared per common share	$0.30	$0.30	$0.30	$0.30	$0.30
Total common and preferred dividends declared	$295,471	$295,448	$298,771	$302,340	$302,323
Annualized return on average equity	(9.60%)	(29.47%)	22.15%	(20.18%)	28.00%
Annualized return on average equity per unit of economic leverage	(1.57%)	(4.75%)	3.69%	(3.48%)	5.00%
Annualized core return on average equity [1]	9.73%	9.91%	10.30%	9.67%	10.31%
Annualized core return on average equity per unit of economic leverage [1]	1.60%	1.60%	1.72%	1.67%	1.84%
Net interest margin	1.15%	0.79%	1.80%	1.27%	2.06%
Core net interest margin [1]	1.54%	1.54%	1.71%	1.65%	1.70%
Average yield on interest earning assets	2.48%	2.09%	3.15%	2.48%	3.32%
Core average yield on interest earning assets [1]	2.95%	3.00%	3.05%	2.94%	2.90%
Average cost of interest bearing liabilities	1.68%	1.73%	1.68%	1.65%	1.59%
Net interest spread	0.80%	0.36%	1.47%	0.83%	1.73%
Core net interest spread [1]	1.27%	1.27%	1.37%	1.29%	1.31%

(1) Core metrics are exclusive of premium amortization adjustment resulting from the quarter-over-quarter change in estimated long-term constant prepayment rate ("CPR").
(2) Includes interest expense on interest rate swaps used to hedge cost of funds. Excludes interest expense on interest rate swaps used to hedge to-be-announced ("TBA") dollar rolls.

6

Components of Economic Net Interest Income

Unaudited, dollars in thousands

	For the quarters ended				
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Interest income:					
Residential Investment Securities	$394,850	$315,717	$515,195	$399,702	$570,493
Commercial investment portfolio	59,578	70,187	60,835	50,204	52,429
Reverse repurchase agreements	2,690	2,239	550	820	1,355
Total interest income	$457,118	$388,143	$576,580	$450,726	$624,277
Economic interest expense:					
Repurchase agreements	$136,176	$132,891	$112,529	$103,823	$101,225
Interest expense on swaps used to hedge cost of funds[(1)]	108,301	123,124	135,267	137,744	139,773
Convertible Senior Notes	-	-	-	-	6,113
Securitized debt of consolidated VIEs	11,226	9,033	5,597	6,111	5,475
Participation sold	157	158	160	161	159
Other	5,196	5,365	521	202	100
Total economic interest expense	$261,056	$270,571	$254,074	$248,041	$252,845
Economic net interest income	$196,062	$117,572	$322,506	$202,685	$371,432
Premium amortization adjustment cost (benefit)	85,583	168,408	(18,072)	83,136	(79,582)
Economic core net interest income	$281,645	$285,980	$304,434	$285,821	$291,850

(1) Included within realized losses on interest rate swaps. Excludes interest expense on interest rate swaps used to hedge TBA dollar rolls.

7

Reconciliations and Changes in Key Metrics

Unaudited, dollars in thousands

	For the quarters ended				
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Core earnings reconciliation					
GAAP net income	($278,497)	($868,080)	$669,666	($627,491)	$900,071
Less:					
Realized (gains) losses on termination of interest rate swaps	60,064	-	-	-	-
Unrealized (gains) / losses on interest rate swaps	373,220	1,031,720	(463,126)	822,585	(700,792)
Net (gains) / losses on disposal of investments	(12,535)	1,675	7,259	7,943	(3,833)
Net (gains) / losses on trading assets	(81,880)	(125,189)	(42,584)	(108,175)	114,230
Net unrealized (gains) losses on financial instruments measured at fair value through earnings	54,154	(128)	62,703	24,501	(17,581)
Impairment of goodwill	-	-	-	-	22,966
Corporate acquisition related expenses[1]	2,163	-	-	-	-
Net (income) loss attributable to noncontrolling interest	385	162	373	197	149
Premium amortization adjustment cost (benefit)	85,583	168,408	(18,072)	83,136	(79,582)
Plus:					
TBA Dollar Roll Income[2]	79,519	83,189	94,914	98,041	95,845
Core earnings	$282,176	$291,757	$311,133	$300,737	$331,473
Book value per common share rollforward:					
Book value per common share, beginning of period	$11.61	$11.73	$11.99	$12.32	$12.88
Net income (loss) attributable to common stockholders	(0.32)	(0.96)	0.69	(0.68)	0.93
Other comprehensive income (loss) attributable to common stockholders	0.51	1.11	(0.68)	0.65	(1.19)
Common dividends declared	(0.30)	(0.30)	(0.30)	(0.30)	(0.30)
Buyback of common stock	0.00	0.03	0.03	0.00	0.00
Book value per common share, end of period	11.50	11.61	11.73	11.99	12.32

(1) Represents transaction costs incurred in connection with the Company's acquisition of Hatteras Financial Corp.
(2) Represents a component of Net gains (losses) on trading assets.

8

Changes in Key Metrics

Unaudited

	For the quarters ended				
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Changes in net interest margin					
Prior quarter net interest margin	0.79%	1.80%	1.27%	2.06%	1.29%
Quarter-over-quarter changes in contribution:					
Net amortization of premiums	0.39%	(0.86%)	0.44%	(0.76%)	0.85%
Interest expense and related realized gain (loss) on interest rate swaps	0.03%	(0.05%)	(0.01%)	(0.11%)	0.13%
TBA dollar roll income	(0.01%)	(0.06%)	(0.02%)	0.03%	0.16%
Coupon on average interest-earning assets	(0.05%)	(0.04%)	0.12%	0.05%	(0.37%)
Current quarter net interest margin	1.15%	0.79%	1.80%	1.27%	2.06%
Changes in core net interest margin					
Prior quarter core net interest margin	1.54%	1.71%	1.65%	1.70%	1.68%
Quarter-over-quarter changes in contribution:					
Interest expense and related realized gain (loss) on interest rate swaps	0.04%	(0.05%)	(0.02%)	(0.11%)	0.13%
Net amortization of premiums, exclusive of premium amortization adjustment	0.03%	(0.02%)	(0.02%)	(0.02%)	0.10%
TBA dollar roll income	(0.01%)	(0.06%)	(0.02%)	0.03%	0.16%
Coupon on average interest-earning assets	(0.06%)	(0.04%)	0.12%	0.05%	(0.37%)
Current quarter core net interest margin	1.54%	1.54%	1.71%	1.65%	1.70%
Changes in net interest spread					
Prior quarter core net interest spread	0.36%	1.47%	0.83%	1.73%	0.90%
Quarter-over-quarter changes in contribution:					
Net amortization of premiums	0.48%	(1.04%)	0.53%	(0.91%)	0.89%
Average cost of interest bearing liabilities(1)	0.05%	(0.05%)	(0.03%)	(0.06%)	0.05%
Coupon on average interest earning assets	(0.09%)	(0.02%)	0.14%	0.07%	(0.11%)
Current quarter core net interest spread	0.80%	0.36%	1.47%	0.83%	1.73%
Changes in core net interest spread					
Prior quarter core net interest spread	1.27%	1.37%	1.29%	1.31%	1.32%
Quarter-over-quarter changes in contribution:					
Average cost of interest bearing liabilities(1)	0.05%	(0.05%)	(0.03%)	(0.06%)	0.05%
Net amortization of premiums, exclusive of premium amortization adjustment	0.04%	(0.03%)	(0.03%)	(0.03%)	0.05%
Coupon on average interest earning assets	(0.09%)	(0.02%)	0.14%	0.07%	(0.11%)
Current quarter core net interest spread	1.27%	1.27%	1.37%	1.29%	1.31%

(1) Includes interest expense on interest rate swaps used to hedge cost of funds.

9

Changes in Key Metrics

Unaudited

	For the quarters ended				
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Changes in GAAP return on average equity					
Prior quarter GAAP return on average equity	(29.47%)	22.15%	(20.18%)	28.00%	(14.41%)
Quarter-over-quarter changes in contribution:					
Unrealized (gains) / losses on interest rate swaps	22.17%	(50.34%)	41.77%	(48.25%)	35.89%
Net amortization of premiums and accretion of discounts	2.94%	(6.76%)	2.91%	(5.28%)	5.69%
Interest expense and related realized gain (loss) on interest rate swaps	0.24%	(0.81%)	(0.44%)	(0.75%)	0.69%
Impairment of goodwill	0.00%	0.00%	0.00%	0.71%	(0.71%)
Other(1)	(0.23%)	0.32%	(0.24%)	(0.28%)	(0.48%)
Coupon income	(0.37%)	0.87%	1.66%	0.35%	(1.97%)
Realized (gains) losses on termination of interest rate swaps	(2.07%)	0.00%	0.00%	0.00%	6.85%
Realized / unrealized (gains) / losses on investments and trading assets	(2.81%)	5.10%	(3.33%)	5.32%	(3.55%)
Current quarter GAAP return on average equity	(9.60%)	(29.47%)	22.15%	(20.18%)	28.00%
Changes in core return on average equity					
Prior quarter core return on average equity	9.91%	10.30%	9.67%	10.31%	10.34%
Quarter-over-quarter changes in contribution:					
Economic interest expense and other swaps expense	0.24%	(0.81%)	(0.44%)	(0.76%)	0.69%
Net amortization of premiums, exclusive of premium amortization adjustment	0.18%	(0.45%)	(0.36%)	(0.13%)	0.56%
TBA dollar roll income	(0.08%)	(0.32%)	(0.01%)	0.17%	1.17%
Other(2)	(0.15%)	0.31%	(0.23%)	(0.28%)	(0.48%)
Coupon income	(0.37%)	0.88%	1.67%	0.36%	(1.97%)
Current quarter core return on average equity	9.73%	9.91%	10.30%	9.67%	10.31%

(1) Includes investment advisory income, dividend income from affiliates, other income (loss), general and administrative expenses and income taxes.
(2) Includes investment advisory income, dividend income from affiliates, other income (loss), general and administrative expenses (excluding corporate acquisition related expenses) and income taxes.

10

Residential Investment Securities and TBA Derivative Overview as of June 30, 2016

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Weighted Avg. Years to Maturity	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years	$7,579,446	13.6%	3.13%	103.6%	105.7%	9.8%	$8,011,601
20 years	5,952,788	10.6%	3.50%	104.3%	106.6%	13.1%	6,348,231
>=30 years	42,311,447	75.8%	3.87%	106.0%	107.7%	12.7%	45,580,337
Total/Weighted Avg.	$55,843,681	100.0%	3.73%	105.5%	107.3%	12.3%	$59,940,169

TBA Purchase Contracts					
Type	Notional Value	%	Weighted Avg. Coupon	Implied Cost Basis	Implied Market Value
15-year	$2,643,000	20.7%	2.79%	$2,731,821	$2,756,354
30-year	10,096,000	79.3%	3.42%	10,514,190	10,627,147
Total/Weighted Avg.	$12,739,000	100.0%	3.29%	$13,246,011	$13,383,501

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$1,080,632	37.2%	2.86%	100.5%	104.8%	16.3%	$1,132,866
25 - 40 months	10,822	0.4%	4.42%	102.8%	106.7%	30.4%	11,552
41 - 60 months	143,954	4.9%	3.77%	102.4%	106.2%	22.4%	152,819
61 - 90 months	675,896	23.3%	2.87%	103.2%	104.3%	20.5%	704,819
>90 months	994,935	34.2%	3.04%	102.7%	104.4%	13.3%	1,038,899
Total/Weighted Avg.	$2,906,239	100.0%	2.98%	102.0%	104.6%	16.6%	$3,040,955

11

Residential Investment Securities and TBA Derivative Overview as of June 30, 2016 (cont'd)

Unaudited, dollars in thousands

Agency Fixed-Rate and Floating-Rate Collateralized Mortgage-Backed Obligations							
Type	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Fixed-Rate	$464,172	98.0%	3.47%	102.0%	105.2%	16.8%	$488,124
Floating-Rate	9,317	2.0%	2.88%	99.3%	103.3%	15.6%	9,623
Total/Weighted Avg.	$473,489	100.0%	3.46%	102.0%	105.1%	16.8%	$497,747

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-Only	$5,343,840	59.0%	3.31%	13.4%	10.5%	12.6%	$560,357
Inverse Interest-Only	3,717,928	41.0%	5.69%	23.0%	22.2%	11.5%	823,764
Total/Weighted Avg.	$9,061,768	100.0%	4.28%	17.4%	15.3%	12.1%	$1,384,121

Residential Credit Portfolio						
Sector	Current Face / Notional Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Credit Risk Transfer Securities	$519,387	30.3%	4.55%	98.0%	100.2%	$520,321
Legacy	690,679	35.6%	3.41%	86.9%	88.6%	611,755
NPL/RPL	374,096	21.8%	4.03%	99.7%	100.1%	374,624
Prime Jumbo (>=2010 Vintage)	194,334	11.6%	3.49%	100.3%	102.6%	199,378
Prime Jumbo (>=2010 Vintage) IO	1,020,183	0.7%	0.39%	1.7%	1.2%	11,792
Total/Weighted Avg	$2,798,679	100.0%	2.62%	60.5%	61.4%	$1,717,870

(1) Weighted by fair value.

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Residential Credit Investments Detail as of June 30, 2016

Unaudited, dollars in thousands

By Sector Product					
Product	Market Value	Coupon	Credit Enhancement	60+ Delinquencies	3M VPR
Alt-A	$167,918	4.25%	6.80%	9.45%	6.89%
Prime	213,906	4.43%	1.22%	1.80%	1.97%
Subprime	229,931	1.95%	20.40%	17.36%	3.17%
Prime Jumbo (>=2010 Vintage)	199,378	3.49%	15.37%	0.00%	22.10%
Prime Jumbo (>=2010 Vintage) Interest Only	11,792	0.39%	0.00%	0.00%	19.33%
Re-Performing Loan Securitizations	66,024	3.82%	46.62%	9.82%	2.95%
Agency Credit Risk Transfer	468,721	4.39%	1.25%	0.11%	15.68%
Private Label Credit Risk Transfer	51,600	5.98%	7.11%	0.02%	3.46%
Non-Performing Loan Securitizations	308,600	4.08%	51.14%	63.38%	0.89%
Total	$1,717,870	2.62%	10.59%	9.62%	12.36%

Market Value By Sector and Payment Structure			
Product	Senior	Subordinate	Total
Alt-A	$83,890	$84,028	$167,918
Prime	37,156	176,750	213,906
Subprime	132,374	97,557	229,931
Prime Jumbo (>=2010 Vintage)	194,751	4,627	199,378
Prime Jumbo (>=2010 Vintage) Interest Only	11,792	-	11,792
Re-Performing Loan Securitizations	66,024	-	66,024
Agency Credit Risk Transfer	-	468,721	468,721
Private Label Credit Risk Transfer	-	51,600	51,600
Non-Performing Loan Securitizations	305,115	3,485	308,600
Total	$831,102	$886,768	$1,717,870

Market Value By Sector and Bond Coupon					
Product	ARM	Fixed	Floater	Interest Only	Total
Alt-A	$19,367	$94,453	$54,098	$0	$167,918
Prime	106,629	107,277	-	-	213,906
Subprime	-	45,332	184,599	-	229,931
Prime Jumbo (>=2010 Vintage)	-	199,378	-	-	199,378
Prime Jumbo (>=2010 Vintage) Interest Only	-	-	-	11,792	11,792
Re-Performing Loan Securitizations	-	66,024	-	-	66,024
Agency Credit Risk Transfer	-	-	468,721	-	468,721
Private Label Credit Risk Transfer			51,600		51,600
Non-Performing Loan Securitizations	-	308,600	-	-	308,600
Total	$125,996	$821,064	$759,018	$11,792	$1,717,870

13

 Commercial Real Estate Overview as of June 30, 2016    (1) Book values include unamortized net origination fees.(2) Total weighted based on book value.(3) Based on an internal valuation or the most recent third party appraisal, which may be prior to loan origination/purchase date, and on an "as is" basis at the time of underwriting.(4) Maturity dates assume all of the borrowers' extension options are exercised.(5) Levered Return – Debt Investments, Securitized Whole Loans at Fair Value and CMBS: represents the current coupon plus fees amortized over initial loan term, less any related ACREG financing costs. Levered return – Equity Investments: is based on projected year 1 cash-on-cash returns for 2015 acquisitions.(6) Economic interest in securitized whole loans is reflected in B Piece CMBS.

Middle Market Lending Overview as of June 30, 2016

Industry	Industry Dispersion Fixed Rate	Floating Rate	Total
Commercial Fishing	$ -	$ 41,196	$ 41,196
Computer Programming & Data Processing	-	49,425	49,425
Drugs	-	34,452	34,452
Home Health Care Services	-	39,455	39,455
Insurance Agents, Brokers & Services	4,369	44,446	48,815
Management & Public Relations Services	-	41,311	41,311
Miscellaneous Business Services	84,410	63,706	148,116
Miscellaneous Food Preparations	-	27,221	27,221
Miscellaneous Health & Allied Services	-	39,031	39,031
Miscellaneous Nonmetallic Minerals	-	24,676	24,676
Miscellaneous Plastic Products	-	27,114	27,114
Motor Vehicles, Parts & Supplies	-	12,375	12,375
Offices & Clinics of Doctors of Medicine	-	83,917	83,917
Research, Development & Testing Services	-	17,740	17,740
Schools & Educational Services	-	21,105	21,105
Surgical, Medical, Dental Instruments	-	13,663	13,663
Total	$ 88,779	$ 580,833	$ 669,612

Loan Size	Loan Size Dispersion Amount	Percentage
$0 - $20 million	$ 95,281	14.2%
$20 - $40 million	203,898	30.5%
$40 - $60 million	224,839	33.6%
greater than $60 million	145,594	21.7%
Total	$ 669,612	100%

Remaining Term	Loan Tenor Dispersion Amount	Percentage
One year or less	$ -	0.0%
One to three years	-	0.0%
Three to five years	312,924	46.7%
Greater than five years	356,688	53.3%
Total	$ 669,612	100%

Lien Position	Amount
First lien loans	$ 418,972
Second lien loans	161,862
Second lien notes	84,409
Subordinated notes	4,369
Total	$ 669,612

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Hedging and Liabilities as of June 30, 2016

Unaudited, dollars in thousands

Interest Rate Swaps				
Maturity	Current Notional[1]	Weighted Avg. Pay Rate[1]	Weighted Avg. Receive Rate[1]	Weighted Avg. Years to Maturity[1]
0 to <3 years	$1,152,401	1.63%	0.53%	2.61
>=3 to <6 years	12,025,000	1.88%	0.74%	4.00
>= 6 to <10 years	9,570,550	2.43%	0.81%	7.73
Greater than 10 years	3,434,400	3.70%	0.55%	18.87
Total / Weighted Avg.	**$26,182,351**	**2.28%**	**0.74%**	**7.04**

Futures Positions			
Type	Notional Long Positions	Notional Short Positions	Weighted Avg. Years to Maturity[2]
2-year Swap Equivalent Eurodollar Contracts	-	(6,200,000)	2.00
U.S. Treasury Futures - 5 year	-	(1,447,200)	4.42
U.S. Treasury Futures - 10 year & Greater	-	(655,600)	6.88
Total	**-**	**($8,302,800)**	**2.81**

Repurchase Agreements & FHLB Advances		
Maturity	Principal Balance	Weighted Avg. Rate
Within 30 days	$20,212,965	0.85%
30 to 59 days	7,014,305	0.95%
60 to 89 days	5,970,102	0.86%
90 to 119 days	6,179,055	0.82%
Over 120 days[3]	18,080,284	1.28%
Total / Weighted Avg.	**$57,456,711**	**1.00%**

	Principal Balance	Weighted Average Rate	Weighted Average Days to Maturity[4]
Repurchase agreements	$53,868,385	1.02%	129
Other secured financing	3,588,326	0.60%	1,644
Securitized debt of consolidated VIEs	3,754,642	0.86%	2,385
Participation sold	12,985	5.58%	302
Mortgages payable	331,046	4.20%	3,035
Total indebtedness	$61,555,384		

(1) Notional amount includes $0.2B of forward starting receive fixed swaps; weighted average pay rate, weighted average receive rate and weighted average years to maturity exclude forward starting swaps.
(2) Weighted average years to maturity for futures positions are based off of the Treasury contracts cheapest to deliver.
(3) Approximately 15% of the total repurchase agreements and FHLB advances have a remaining maturity over one year. The combined weighted average days to maturity for repurchase agreements and FHLB advances was 224 days.
(4) Determined based on estimated weighted-average lives of the underlying debt instruments.

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Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and spread sensitivity are based on the portfolios as of June 30, 2016 and March 31, 2016. The interest rate sensitivities reflect instantaneous parallel shifts in rates.
- The spread sensitivity shifts mortgage-backed-securities spreads instantaneously and reflects exposure to mortgage-backed-securities basis risk.
- All tables assume no active management of the portfolio in response to rate or spread changes.

Interest Rate Sensitivity

	As of June 30, 2016		As of March 31, 2016	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Value(1)	Estimated Change as a % of NAV(1)(2)	Estimated Percentage Change in Portfolio Value(1)	Estimated Change as a % of NAV(1)(2)
(75)	0.3%	1.8%	-	0.2%
(50)	0.3%	1.7%	0.1%	0.8%
(25)	0.2%	1.0%	0.1%	0.7%
25	(0.2%)	(1.3%)	(0.2%)	(1.4%)
50	(0.5%)	(3.2%)	(0.6%)	(3.5%)
75	(0.9%)	(5.6%)	(1.1%)	(6.5%)

MBS Spread Sensitivity

	As of June 30, 2016		As of March 31, 2016	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value	Estimated Change as a % of NAV(1)(2)	Estimated Change in Portfolio Market Value	Estimated Change as a % of NAV(1)(2)
(25)	1.3%	7.8%	1.4%	8.1%
(15)	0.8%	4.7%	0.8%	4.9%
(5)	0.3%	1.6%	0.3%	1.6%
5	(0.3%)	(1.5%)	(0.3%)	(1.6%)
15	(0.8%)	(4.6%)	(0.8%)	(4.8%)
25	(1.3%)	(7.7%)	(1.3%)	(7.9%)

(1) Scenarios include Residential Investment Securities and derivative instruments.
(2) NAV represents book value of common equity.

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 Appendix

 Endnotes for Page 2    Core earnings is defined as net income (loss) excluding gains or losses on disposals of investments and termination of interest rate swaps, unrealized gains or losses on interest rate swaps and financial instruments measured at fair value through earnings, net gains and losses on trading assets, impairment losses, net income (loss) attributable to noncontrolling interest, the premium amortization adjustment resulting from the quarter-over-quarter change in estimated long-term CPR, corporate acquisition related expenses and certain other non-recurring gains or losses, and inclusive of dollar roll income (a component of Net gains (losses) on trading assets).For purposes of calculating the Company’s leverage ratio, debt consists of repurchase agreements, other secured financing, Convertible Senior Notes, securitized debt, participation sold and mortgages payable. Securitized debt, participation sold and mortgages payable are non-recourse to the Company.Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward purchases of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing and Convertible Senior Notes. The ratio of total equity to total assets (inclusive of total market value of TBA derivatives and exclusive of consolidated VIEs associated with B Piece commercial mortgage-backed securities).Comprised of non-Agency mortgage-backed securities and credit risk transfer securities.Includes consolidated VIEs and loans held for sale.Represents the sum of the Company’s annualized economic core net interest income (inclusive of interest expense on interest rate swaps used to hedge cost of funds) plus TBA dollar roll income (less interest expense on swaps used to hedge dollar roll transactions) divided by the sum of its average interest-earning assets plus average outstanding TBA derivative balances.Represents annualized core interest income divided by average interest earning assets. Interest earning assets reflects the average amortized cost of our investments during the period. Excludes transaction costs incurred in connection with the Company’s acquisition of Hatteras Financial Corp.Represents general and administrative expenses divided by core earnings before general and administrative expenses.

Non-GAAP Reconciliations

Unaudited, dollars in thousands except per share amounts

	For the quarters ended June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Premium Amortization Reconciliation					
Premium amortization expense	$265,475	$355,671	$159,720	$255,123	$94,037
Less:					
Premium amortization adjustment cost (benefit)	85,583	168,408	(18,072)	83,136	(79,582)
Premium amortization expense exclusive of premium amortization adjustment	$179,892	$187,263	$177,792	$171,987	$173,619
Core Interest Income Reconciliation					
Total interest income	$457,118	$388,143	$576,580	$450,726	$624,277
Premium amortization adjustment cost (benefit)	85,583	168,408	(18,072)	83,136	(79,582)
Core interest income	$542,701	$556,551	$558,508	$533,862	$544,695
Economic Interest Expense Reconciliation					
GAAP interest expense	$152,755	$147,447	$118,807	$110,297	$113,072
Add:					
Interest expense on interest rate swaps used to hedge cost of funds	108,301	123,124	135,267	137,744	139,773
Economic interest expense	$261,056	$270,571	$254,074	$248,041	$252,845
Economic Core Net Interest Income Reconciliation					
Core interest income	$542,701	$556,551	$558,508	$533,862	$544,695
Less:					
Economic interest expense	261,056	270,571	254,074	248,041	252,845
Economic core net interest income	$281,645	$285,980	$304,434	$285,821	$291,850
Economic Core Metrics					
Core interest income	$542,701	$556,551	$558,508	$533,862	$544,695
Average interest earning assets	$73,587,753	$74,171,943	$73,178,965	$72,633,314	$75,257,299
Core average yield on interest earning assets	2.95%	3.00%	3.05%	2.94%	2.90%
Economic interest expense	$261,056	$270,571	$254,074	$248,041	$252,845
Average interest bearing liabilities	$62,049,474	$62,379,695	$60,516,996	$59,984,298	$63,504,983
Average cost of interest bearing liabilities	1.68%	1.73%	1.68%	1.65%	1.59%
Core net interest spread	1.27%	1.27%	1.37%	1.29%	1.31%
Core net interest margin	1.54%	1.54%	1.71%	1.65%	1.70%

A reconciliation of GAAP net income (loss) to non-GAAP core earnings for the quarters ended June 30, 2016, March 31, 3016, December 31, 2015, September 30, 2015 and June 30, 2015, is provided in a previous section of this financial summary. The table above presents a reconciliation of the Company's other non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company's presentation of non-GAAP financial measures has important limitations. Other market participants may calculate non-GAAP financial measures differently than the Company calculates them, making comparative analysis difficult. Although the Company believes its presentation of non-GAAP financial measures helps provide insight into the Company's financial position and performance excluding the effects of certain transactions, non-GAAP financial measures may have limited usefulness as an analytical tool. Therefore, the non-GAAP financial measures should not be viewed in isolation and are not a substitute for financial measures computed in accordance with GAAP.

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